Exhibit 10.1

ELEVENTH AMENDMENT TO THE AMENDED AND RESTATED

SERIES 2002-2 SUPPLEMENT

This ELEVENTH AMENDMENT TO THE AMENDED AND RESTATED SERIES 2002-2 SUPPLEMENT (this “Amendment”), dated as of October 27, 2008, amends the Amended and Restated Series 2002-2 Supplement (the “Series 2002-2 Supplement”), dated as of November 22, 2002, as amended by the First Amendment thereto, dated as of October 30, 2003, the Second Amendment thereto, dated as of June 3, 2004, the Third Amendment thereto, dated as of November 30, 2004, the Fourth Amendment thereto, dated as of November 28, 2005, the Fifth Amendment thereto, dated as of December 23, 2005, the Sixth Amendment thereto, dated as of February 17, 2006, the Seventh Amendment thereto, dated as of March 21, 2006, the Eighth Amendment thereto, dated as of November 30, 2006, the Ninth Amendment thereto, dated as of May 9, 2007, and the Tenth Amendment thereto, dated as of October 29, 2007, and is among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC), a special purpose limited liability company established under the laws of Delaware (“ABRCF”), AVIS BUDGET CAR RENTAL, LLC (formerly known as Cendant Car Rental Group, LLC and Cendant Car Rental Group, Inc.) (“Avis Budget”), a limited liability company established under the laws of Delaware, as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), a national banking association, as administrative agent (the “Administrative Agent”), the several commercial paper conduits listed on Schedule I thereto (each a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each a “Funding Agent” with respect to such CP Conduit Purchaser), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor in interest to The Bank of New York), a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2002-2 Noteholders (in such capacity, the “Series 2002-2 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”).  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2002-2 Supplement, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement thereto may be amended with the consent of ABRCF, the Trustee and each affected Noteholder of the applicable Series of Notes, so long as such amendment only affects the Noteholders of such Series of Notes;

WHEREAS, the parties desire to amend the Series 2002-2 Supplement to (i) extend the Scheduled Expiry Date; (ii) replace Schedule I thereto with a new Schedule I in the form of Schedule A to this Amendment; (iii) increase the Series 2002-2 Maximum Non-Program Vehicle Percentage; (iv) modify the concentration limits with respect to Kia, Mitsubishi, Suzuki, Nissan and Hyundai; (v) add an additional Amortization Event; and (vi) increase enhancement levels in order to obtain an explicit AA/Aa2 rating from each of Standard & Poor’s and Moody’s; and

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WHEREAS, ABRCF has requested the Trustee, the Series 2002-2 Agent, the Administrator, the Administrative Agent and each Series 2002-2 Noteholder to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the Series 2002-2 Agent, the Administrator, the Administrative Agent and the Series 2002-2 Noteholders have agreed to, amend certain provisions of the Series 2002-2 Supplement as set forth herein;

NOW, THEREFORE, it is agreed:

1.             Amendments of Definitions.  The following defined terms, as set forth in Article I(b) of the Series 2002-2 Supplement, are hereby amended and restated in their entirety as follows:

““Scheduled Expiry Date” means (x) with respect to any Purchaser Group that is an Extending Purchaser Group on the Series 2002-2 Eleventh Amendment Effective Date, December 26, 2008, as such date may be extended in accordance with Section 2.6(b) and (y) with respect to any Purchaser Group that is a Non-Extending Purchaser Group on the Series 2002-2 Eleventh Amendment Effective Date, October 27, 2008.”

““Series 2002-2 Maximum Manufacturer Amount” means, as of any day, any of the Series 2002-2 Maximum Mitsubishi Amount, the Series 2002-2 Maximum Individual Isuzu/Subaru Amount, the Series 2002-2 Maximum Hyundai Amount, the Series 2002-2 Maximum Kia Amount or the Series 2002-2 Maximum Suzuki Amount.”

“Series 2002-2 Maximum Mitsubishi Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

““Series 2002-2 Maximum Non-Program Vehicle Percentage” means, as of any date of determination, the sum of (a) 85% and (b) a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Redesignated Vehicles manufactured by a Bankrupt Manufacturer or a Manufacturer with respect to which a Manufacturer Event of Default has occurred, and in each case leased under the AESOP I Operating Lease or the Finance Lease as of such date, and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the Leases as of such date.”

““Series 2002-2 Moody’s Highest Enhancement Rate” means, as of any date of determination, the greater of (a) 46.50% and (b) the sum of (i) 46.50% and (ii) the highest, for any calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).”

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““Series 2002-2 Moody’s Intermediate Enhancement Rate” means, as of any date of determination, 41.375%.”

““Series 2002-2 Moody’s Lowest Enhancement Rate” means, as of any date of determination, 18.75%.”

““Series 2002-2 Required Enhancement Amount” means, as of any date of determination, the sum of:

(i)        the product of the Series 2002-2 Required Enhancement Percentage as of such date and the Series 2002-2 Invested Amount as of such date;

(ii)       the greater of (x) the Series 2002-2 Percentage of the excess, if any, of the Non-Program Vehicle Amount as of the immediately preceding Business Day over the Series 2002-2 Maximum Non-Program Vehicle Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Non-Program Vehicles (other than (i) Unaccepted Program Vehicles and (ii) Vehicles subject to a Manufacturer Program with a Specified Eligible Non-Program Manufacturer) leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) the Series 2002-2 Maximum Non-Program Vehicle Percentage of the sum of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(iii)      the greater of (x) the Series 2002-2 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of the immediately preceding Business Day over the Series 2002-2 Maximum Mitsubishi Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

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(iv)     the greater of (x) the Series 2002-2 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Isuzu or Subaru, individually, and leased under the Leases as of the immediately preceding Business Day over the Series 2002-2 Maximum Individual Isuzu/Subaru Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Isuzu or Subaru, individually, and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Isuzu or Subaru, individually, and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 5% of the sum of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(v)      the greater of (x) the Series 2002-2 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Hyundai and leased under the Leases as of the immediately preceding Business Day over the Series 2002-2 Maximum Hyundai Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Hyundai and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Hyundai and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 20% of the sum of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(vi)     the greater of (x) the Series 2002-2 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Suzuki and leased under the Leases as of the immediately preceding Business Day over the Series 2002-2 Maximum Suzuki Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Suzuki and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Suzuki and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 7.5% of the sum of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

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(vii)    the greater of (x) the Series 2002-2 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia and leased under the Leases as of the immediately preceding Business Day over the Series 2002-2 Maximum Kia Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Kia and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Kia and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(viii)   the greater of (x) the Series 2002-2 Percentage of the excess, if any, of the Specified States Amount as of the immediately preceding Business Day over the Series 2002-2 Maximum Specified States Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles titled in the States of Ohio, Oklahoma and Nebraska and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles titled in the States of Ohio, Oklahoma and Nebraska and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 7.5% of the sum of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day; and

(ix)      the greater of (x) the Series 2002-2 Percentage of the excess, if any, of the Non-Eligible Manufacturer Amount as of the immediately preceding Business Day over the Series 2002-2 Maximum Non-Eligible Manufacturer Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Manufacturers other than Eligible Non-Program Manufacturers and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 3% of the sum of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day.

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““Series 2002-2 Required Liquidity Amount” means, with respect to any Distribution Date, an amount equal to 10.50% of the Series 2002-2 Invested Amount on such Distribution Date (after giving effect to any payments of principal to be made on the Series 2002-2 Notes on such Distribution Date).”

““Series 2002-2 Standard & Poor’s Highest Enhanced Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the sum, without duplication, of (i) the sum of (A) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease that are manufactured by either of the Standard & Poor’s Specified Non-Investment Grade Manufacturers as of such date and (B) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease that are manufactured by either of the Standard & Poor’s Specified Non-Investment Grade Manufacturers as of such date, (ii) the excess, if any, of (A) the sum of (1) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease that are manufactured by a Standard & Poor’s Non-Investment Grade Manufacturer other than a Standard & Poor’s Specified Non-Investment Grade Manufacturer, as of such date and (2) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease that are manufactured by a Standard & Poor’s Non-Investment Grade Manufacturer other than a Standard & Poor’s Specified Non-Investment Grade Manufacturer, as of such date over (B) 30.00% of the sum of (1) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (2) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of such date, (iii) the sum of (A) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease that are manufactured by a Bankrupt Manufacturer and (B) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease that are manufactured by a Bankrupt Manufacturer as of such date and (iv) the Series 2002-2 Standard & Poor’s Kia/Hyundai Highest Enhanced Vehicle Percentage Amount as of such date and (b) the denominator of which is the sum of (i) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (ii) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of such date.”

““Series 2002-2 Standard & Poor’s Highest Enhancement Rate” means, as of any date of determination, the sum of the Series 2002-2 Standard & Poor’s Intermediate Enhancement Rate as of such date and 9.00%.”

““Series 2002-2 Standard & Poor’s Intermediate Enhancement Rate” means, as of any date of determination, the greater of (a) 47.00% and (b) the sum of (i) 47.00% and (ii) the highest, for any calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).”

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““Series 2002-2 Standard & Poor’s Lowest Enhanced Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is an amount equal to, without duplication (X) the sum, without duplication, of (1) the sum of (A) the aggregate Net Book Value of all Program Vehicles leased under the AESOP I Operating Lease that are manufactured by Eligible Program Manufacturers having long-term senior unsecured debt ratings of “AA” or higher from Standard & Poor’s as of such date and (B) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Program Vehicles leased under the AESOP II Operating Lease that are manufactured by Eligible Program Manufacturers having long-term senior unsecured debt ratings of “AA” or higher from Standard & Poor’s as of such date, (2) so long as any Eligible Non-Program Manufacturer has a long-term senior unsecured debt rating of “AA” or higher from Standard & Poor’s and no Manufacturer Event of Default has occurred and is continuing with respect to such Eligible Non-Program Manufacturer, the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Non-Program Manufacturer that are subject to a Manufacturer Program and remain eligible for repurchase thereunder as of such date and (3) the lesser of (A) the sum of (x) if as of such date any Eligible Program Manufacturer has a long-term senior unsecured debt rating of “AA-” from Standard & Poor’s, the sum of (I) the aggregate Net Book Value of all Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Program Manufacturer as of such date and (II) the Series 2002-2 VFN Percentage of the Aggregate Net Book Value of all Program Vehicles leased under the AESOP II Operating Lease manufactured by each such Eligible Program Manufacturer as of such date and (y) if as of such date any Eligible Non-Program Manufacturer has a long-term senior unsecured debt rating of “AA-” from Standard & Poor’s and no Manufacturer Event of Default has occurred and is continuing with respect to such Eligible Non-Program Manufacturer, the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Non-Program Manufacturer that are subject to a Manufacturer Program and remain eligible for repurchase thereunder as of such date and (B) 10% of the sum of (x) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (y) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of such date minus (Y) the Series 2002-2 Standard & Poor’s Kia/Hyundai Lowest Enhanced Vehicle Percentage Adjustment Amount as of such date and (b) the denominator of which is the sum of (1) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (2) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of such date.”

““Series 2002-2 Standard & Poor’s Lowest Enhancement Rate” means, as of any date of determination, 31.75%.”

““Standard & Poor’s Non-Investment Grade Manufacturer” means, as of any date of determination, any Manufacturer that (i) is not a Bankrupt Manufacturer and (ii) does not have a long-term senior unsecured debt rating of at least “AA-” from Standard & Poor’s; provided that any Manufacturer whose long-term senior unsecured debt rating is downgraded from at least “AA-” to below “AA-” by Standard & Poor’s after the Series 2002-2 Eleventh Amendment Effective Date shall not be deemed a Standard & Poor’s Non-Investment Grade Manufacturer until the thirtieth (30th) calendar day following such downgrade.”

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2.             Addition of Definitions.  The following defined terms are hereby added in their entirety, in appropriate alphabetical order, to Article I(b) of the Series 2002-2 Supplement as follows:

““Series 2002-2 Maximum Hyundai Amount” means, as of any day, an amount equal to 20% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.”

““Series 2002-2 Maximum Individual Isuzu/Subaru Amount” means, as of any day, with respect to Isuzu or Subaru individually, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.”

““Series 2002-2 Maximum Kia Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.”

““Series 2002-2 Maximum Suzuki Amount” means, as of any day, an amount equal to 7.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.”

““Series 2002-2 Standard & Poor’s Kia/Hyundai Highest Enhanced Vehicle Percentage Amount” means, as of any date of determination, the sum, without duplication, of (i) the excess, if any, of (A) the sum of (1) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease that are manufactured by Hyundai as of such date and (2) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease that are manufactured by Hyundai as of such date over (B) 15% of the sum of (1) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (2) the Series 2002-2 VFN percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of such date, (ii) the excess, if any, of (A) the sum of (1) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease that are manufactured by Kia as of such date and (2) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease that are manufactured by Kia as of such date over (B) 7.5% of the sum of (1) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (2) the Series 2002-2 VFN percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of such date, and (iii) the excess, if any, of (A) the sum of (1) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease that are manufactured by Hyundai or Kia in the aggregate as of such date and (2) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease that are manufactured by Hyundai or Kia in the aggregate as of such date over (B) 20% of the sum of (1) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (2) the Series 2002-2 VFN percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of such date.”

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““Series 2002-2 Standard & Poor’s Kia/Hyundai Lowest Enhanced Vehicle Percentage Adjustment Amount” means, (i) as of any date of determination on which either Kia or Hyundai has a long-term unsecured debt rating of at least “AA-” from Standard & Poors, the sum of the Net Book Values as of such date of each Vehicle manufactured by Kia or Hyundai that is included both in (x) the calculation of the Series 2002-2 Standard & Poor’s Kia/Hyundai Highest Enhanced Vehicle Percentage Amount on such date and (y) the calculation of subclause (a)(X) of the definition of Series 2002-2 Standard & Poor’s Lowest Enhanced Vehicle Percentage on such date and (ii) as of any other date, zero.”

““Series 2008-1 Supplement” means, the Series 2008-1 Supplement, dated as of February 15, 2008, as amended, modified or supplemented from time to time, among ABRCF, ABCR, as administrator, JPMorgan Chase, as administrative agent, the CP Conduit Purchasers, Funding Agents and APA Banks named therein, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York Trust Company, N.A.), as trustee and as agent for the benefit of the Series 2008-1 Noteholders, to the Base Indenture.”

3.             Deletion of Definitions.  The following defined terms, as set forth in Article I(b) of the Series 2002-2 Supplement, are hereby deleted in their entirety:  “Series 2002-2 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount”, “Series 2002-2 Maximum Individual Hyundai/Suzuki Amount”, “Series 2002-2 Maximum Nissan Amount” and “Series 2002-2 Maximum Individual Kia/Isuzu/Subaru Amount.”

4.             Amendment to Section 2.5.  Section 2.5(a) of the Series 2002-2 Supplement is hereby amended by adding the following text at the end of the first sentence thereof:

“; and provided, further, that no such Decrease (other than pursuant to Section 2.5(d)) shall be permitted unless the Series 2008-1 Invested Amount (as defined in the Series 2008-1 Supplement) is equal to zero on such date (after giving effect to all payments to be made pursuant to the Series 2008-1 Supplement on such date).”

5.             Amendment to Article IV.  Article IV of the Series 2002-2 Supplement is hereby amended by (i) adding the following clause (k):

“(k)       the occurrence and continuation of an “event of default” under (i) the Credit Agreement, dated as of April 19, 2006 (the “Credit Agreement”), among Avis Budget Holdings, LLC, as Borrower, Avis Budget Car Rental, LLC, as Borrower, the subsidiary borrowers referred to therein, the several lenders referred to therein, JPMorgan Chase, as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent, each of Bank of America, N.A., Calyon New York Branch and Citicorp USA, Inc., as Documentation Agents and Wachovia Bank, National Association, as Co-Documentation Agent or (ii) any credit agreement or similar facility (a “Replacement Credit Agreement”) entered into by Avis Budget Holdings, LLC, Avis Budget Car Rental LLC and/or any affiliate of either entity, that refinances or replaces the Credit Agreement, without giving effect to any amendment to such Credit Agreement or Replacement Credit Agreement or any waiver of any such event of default, in each case subsequent to the Series 2002-2 Eleventh Amendment Effective Date, that is not approved in writing by the Requisite Noteholders and provided that, for purposes of this Supplement, the event of default set forth in Section 8(e) of the Credit Agreement shall survive the termination of the Credit Agreement..”

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and (ii) inserting the text “or (k)” immediately after each occurrence of the text “(j)” in the last paragraph of Article IV.

6.              Additional Covenant.  Section 8.2 of the Series 2002-2 Supplement is hereby amended by adding the following clause as Section 8.2(h):

“(h)          they shall not permit the aggregate Capitalized Cost for all Vehicles purchased in any model year that are not subject to a Manufacturer Program to exceed 85% of the aggregate MSRP (Manufacturer Suggested Retail Price) of all of such Vehicles.”

7.             Amendment to Schedule I.  (a) On the Series 2002-2 Eleventh Amendment Effective Date, Schedule I to the Series 2002-2 Supplement shall be amended by deleting such Schedule in its entirety and substituting in lieu thereof a new Schedule I in the form of Schedule A to this Amendment, which shall (i) effect an increase in the Commitment Amount of certain Extending Purchaser Groups pursuant to Section 2.6(a) of the Series 2002-2 Supplement as reflected thereon and (ii) remove the Commitment Amount and all other information on Schedule I with respect to Mizuho Corporate Bank (USA), Advantage Asset Securitization Corp. (together, the “Mizuho Purchaser Group”) and Mizuho Corporate Bank, Ltd.

(b)           By executing this Amendment, each Extending Purchaser Group whose Commitment Amount is increased by effect of this Amendment hereby consents thereto in accordance with Section 2.6(a) of the Series 2002-2 Supplement.

(c)           By executing this Amendment, each of ABRCF, Mizuho Corporate Bank (USA), Advantage Asset Securitization Corp. and Mizuho Corporate Bank, Ltd. agrees and acknowledges that the Mizuho Purchaser Group shall be a Non-Extending Purchaser Group as of October 27, 2008.

(d)           On the Series 2002-2 Eleventh Amendment Effective Date, each CP Conduit Purchaser which is a member of an Extending Purchaser Group, the APA Banks with respect to such CP Conduit Purchaser and the Funding Agent with respect to such CP Conduit Purchaser shall be deemed hereby to make or accept, as applicable, an assignment and assumption of a portion of the Series 2002-2 Invested Amount, as directed by the Administrative Agent, with the result being that after giving effect thereto, the Purchaser Group Invested Amount with respect to each such Extending Purchaser Group shall equal the product of (x) the sum of the Purchaser Group Invested Amounts of each Extending Purchaser Group on the Series 2002-2 Eleventh Amendment Effective Date and (y) the Commitment Percentage of such Extending Purchaser Group on the Series 2002-2 Eleventh Amendment Effective Date after giving effect to the effectiveness of this Amendment and the changes in the Commitment Amounts made thereby and in furtherance thereof, each CP Conduit Purchaser (or the related APA Banks, based on their APA Bank Percentage) which is a member of an Extending Purchaser Group whose Commitment Percentage after giving effect to this Amendment is greater than such Commitment Percentage prior to giving effect to this Amendment shall make an advance to the Administrative Agent, on a pro rata basis, for payment to each Extending Purchaser Group whose Commitment Percentage after giving effect to this Amendment is less than such Commitment Percentage prior to giving effect this Amendment.  No Extending Purchaser Group shall be required to make any assignment unless such assigning Extending Purchaser Group shall receive in cash an amount equal to the reduction in its Series 2002-2 Invested Amount.

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8.             This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2002-2 Supplement.

9.             Consent to Extension under Section 2.6(b).  Each Extending Purchaser Group, by executing this Amendment hereby agrees to the extension of the Scheduled Expiry Date with respect to such Extending Purchaser Group as effected by this Amendment.

10.           Direction.  By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2002-2 Agent) hereby authorize the Trustee and Series 2002-2 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.

11.           This Amendment shall become effective on the date (the “Series 2002-2 Eleventh Amendment Effective Date”) that is the later of (a) the date hereof or (b) the first date on which each of the following have occurred:  (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment; provided that, for purposes of this Amendment, satisfaction of the Rating Agency Consent Condition shall require that the Administrative Agent shall have received a copy of a letter, in form and substance satisfactory to the Administrative Agent, from each of (x) Moody’s stating that the long-term rating of at least “Aa2” has been assigned by Moody’s to the Series 2002-2 Notes and (y) Standard & Poor’s stating that the long-term rating of “AA” has been assigned by Standard & Poor’s to the Series 2002-2 Notes, (iii) ABRCF shall have acquired one or more Series 2002-2 Interest Rate Caps satisfying the requirements of Section 3.11(a) of the Series 2002-2 Supplement (giving effect to this Amendment) and (iv) all certificates and opinions of counsel required under the Base Indenture or by the Series 2002-2 Noteholders shall have been delivered to the Trustee and the Series 2002-2 Noteholders, as applicable.

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12.           From and after the Series 2002-2 Eleventh Amendment Effective Date, all references to the Series 2002-2 Supplement shall be deemed to be references to the Series 2002-2 Supplement as amended hereby.

13.           This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

14.           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING
(AESOP) LLC, as Issuer

By:	/s/ Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Treasurer

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee and
Series 2002-2 Agent

By:	/s/ Robert Castle
	Name:	Robert Castle
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Catherine Frank
	Name:	Catherine Frank
	Title:	Executive Director

AGREED, ACKNOWLEDGED AND CONSENTED:

SHEFFIELD RECEIVABLES CORPORATION,
as a CP Conduit Purchaser under the Series
2002-2 Supplement

By:	Barclays Bank PLC
as Attorney-in-Fact

By:	/s/ Hong Zhao
	Name:	Hong Zhao
	Title:	Associate Director

BARCLAYS BANK PLC,
as a Funding Agent and an APA Bank under
the Series 2002-2 Supplement

By:	/s/ Jeffrey Goldberg
	Name:	Jeffrey Goldberg
	Title:	Associate Director

By:	/s/ Jeffrey Goldberg
	Name:	Jeffrey Goldberg
	Title:	Associate Director

LIBERTY STREET FUNDING LLC,
as a CP Conduit Purchaser under the Series
2002-2 Supplement

By:	/s/ John L. Fridlington
	Name:	John L. Fridlington
	Title:	Vice President

THE BANK OF NOVA SCOTIA,
as a Funding Agent and an APA Bank under
the Series 2002-2 Supplement

By:	/s/ Michael Eden
	Name:	Michael Eden
	Title:	Director

YC SUSI TRUST,
as a CP Conduit Purchaser under the Series
2002-2 Supplement

By:	Bank of America, National Association,
as Administrative Trustee

By:	/s/ Jeremy Grubb
	Name:	Jeremy Grubb
	Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION,
as a Funding Agent and an APA Bank under
the Series 2002-2 Supplement

By:	/s/ Jeremy Grubb
	Name:	Jeremy Grubb
	Title:	Vice President

CHARTA, LLC (as successor to Charta Corporation),
as a CP Conduit Purchaser under the Series 2002-2 Supplement

By:	Citicorp North America, Inc., as
Attorney-in-fact

By:	/s/ Jeff Cady
	Name:	Jeff Cady
Title:

CITIBANK, N.A., as
an APA Bank under the Series 2002-2 Supplement

By:	/s/ Jeff Cady
	Name:	Jeff Cady
Title:

CITICORP NORTH AMERICA, INC.,
as a Funding Agent under the Series 2002-2 Supplement

By:	/s/ Jeff Cady
	Name:	Jeff Cady
Title:

FALCON ASSET SECURITIZATION COMPANY LLC,
as a CP Conduit Purchaser under the Series
2002-2 Supplement

By:	/s/ Catherine Frank
	Name:	Catherine Frank
	Title:	Executive Director

JPMORGAN CHASE BANK, N.A.
as a Funding Agent under the Series
2002-2 Supplement

By:	/s/ Catherine Frank
	Name:	Catherine Frank
	Title:	Executive Director

JPMORGAN CHASE BANK, N.A.
as an APA Bank under the Series 2002-2
Supplement

By:	/s/ Catherine Frank
	Name:	Catherine Frank
	Title:	Executive Director

GEMINI SECURITIZATION CORP., LLC,
as a CP Conduit Purchaser under the Series
2002-2 Supplement

By:	/s/ R. Douglas Donaldson
	Name:	R. Douglas Donaldson
	Title:	Treasurer

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Funding Agent and an APA Bank under the
Series 2002-2 Supplement

By:	/s/ Robert Sheldon
	Name:	Robert Sheldon
	Title:	Director

By:	/s/ Peter Kim
	Name:	Peter Kim
	Title:	Vice President

ATLANTIC ASSET SECURITIZATION LLC,
as a CP Conduit Purchaser under the Series
2002-2 Supplement

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

CALYON NEW YORK BRANCH,
as a Funding Agent and an APA Bank under the
Series 2002-2 Supplement

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

AMSTERDAM FUNDING CORPORATION,
as a CP Conduit Purchaser under the Series 2002-2 Supplement

By:	/s/ Bernard J. Angelo
	Name:	Bernard J. Angelo
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC,
as an APA Bank under the Series 2002-2 Supplement

By:	/s/ Michael Zappaterrini
	Name:	Michael Zappaterrini
	Title:	Managing Director

THE ROYAL BANK OF SCOTLAND PLC,
as a Funding Agent under the Series 2002-2 Supplement

By:	/s/ Michael Zappaterrini
	Name:	Michael Zappaterrini
	Title:	Managing Director

ADVANTAGE ASSET SECURITIZATION CORP.,
as a CP Conduit Purchaser under the Series 2002-2 Supplement

By:	/s/ R. Douglas Donaldson
	Name:	R. Douglas Donaldson
	Title:	Treasurer

MIZUHO CORPORATE BANK, LTD.,
as an APA Bank under the Series 2002-2
Supplement

By:	/s/ Hidekatsu Take
	Name:	Hidekatsu Take
	Title:	Deputy General Manager

MIZUHO CORPORATE BANK (USA),
as a Funding Agent under the Series 2002-2 Supplement

By:	/s/ Hiroyuki Kasama
	Name:	Hiroyuki Kasama
	Title:	Senior Vice President

AVIS BUDGET CAR RENTAL, LLC,
as Administrator

By:	/s/ Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Treasurer

Schedule A

SCHEDULE I TO SERIES 2002-2 SUPPLEMENT

	CP Conduit	APA Bank	Funding Agent	APA Bank Percentage	Maximum Purchaser Group Invested Amount	Match Funding	Purchased Percentage
1.	Sheffield Receivables Corporation	Barclays Bank PLC	Barclays Bank PLC	100%	$200,000,000	Yes	13.79%
2.	Atlantic Asset Securitization LLC	Calyon New York Branch	Calyon New York Branch	100%	$150,000,000	No	10.34%
3.	Amsterdam Funding Corporation	The Royal Bank of Scotland plc	The Royal Bank of Scotland plc	100%	$175,000,000	No	12.07%
4.	Gemini Securitization Corp., LLC	Deutsche Bank AG, New York Branch	Deutsche Bank AG, New York Branch	100%	$175,000,000	No	12.07%
5.	Liberty Street Funding LLC	The Bank of Nova Scotia	The Bank of Nova Scotia	100%	$175,000,000	No	12.07%
6.	YC SUSI Trust	Bank of America, National Association	Bank of America, National Association	100%	$175,000,000	No	12.07%
7.	Charta, LLC	Citibank, N.A.	Citicorp North America, Inc.	100%	$125,000,000	No	8.62%
8.	Falcon Asset Securitization Company LLC	JPMorgan Chase Bank, N.A.	JPMorgan Chase Bank, N.A.	100%	$275,000,000	No	18.97%